                                                             March 31, 1997


Dear Shareholders:

         The Yamaichi Global Fund rose by 10.54% in terms of net asset value during 1996. For the same period, the Morgan Stanley Capital International
(MSCI) World Free Index, our primary basis for comparison, increased by 13.51% with net dividends reinvested. The average global fund, as compiled by Lipper Analytical Services, gained 16.72%.

         The rise in equity prices was driven by rising global liquidity, improving corporate profits and continued low inflation, which increases the attractiveness of financial assets. The performance of the MSCI World Free Index was anchored by the 23.24% jump in the U.S. benchmark which accounts for approximately 45% of the MSCI World Free Index. The rise to record highs in the U.S. market was led by oil & gas drilling, semiconductor, software, banking, and brokerage stocks. Despite their strong annual returns many technology stocks experienced sharp corrections around mid-year. The overall market corrected by a little over 6% during this time largely due to fears that the Federal Reserve was about to raise interest rates.

         European and Asian markets generally followed suit, with the notable exception of Japan. The MSCI Japan Index declined 15.5% in response a sluggish economy and a lingering problem loan situation. European stocks rose around 20% on average in response to lower interest rates and low inflation. However, gains were only about 12% in the UK due to political concerns, a small interest rate rise and the impact of a stronger currency. Hong Kong led the Pacific Basin markets higher helped by strength in the real estate sector and relaxed concerns about the transition to Chinese rule in July of this year. Singapore shares declined due to weakness in the electronics sector.

         We remain fairly constructive on the outlook for global equities for 1997. Global liquidity conditions, as measured by central banks' policies, are still favorable; economic growth remains positive and inflation remains subdued. We feel that any further tightening by the US Federal Reserve will be limited based on the fact that the real interest rate (Fed Funds minus the CPI%) is already restrictive. Monetary conditions elsewhere should stay relaxed in order to deal with the persistent financial sector problems in Japan and high unemployment in Europe. Global competition and technological advancements will continue to keep inflation at bay.

         On behalf of the management and staff of Yamaichi Global Fund, I wish to thank all of you for your ongoing interest and support.

                                                       Sincerely,


                                                       Edward S. Burke
                                                       President

                          YAMAICHI GLOBAL FUND
                 (A Portfolio of Yamaichi Funds, Inc.)

                        PORTFOLIO OF INVESTMENTS






INVESTMENT BY COUNTRY                                                    MARKET
                                                               SHARES    VALUE

Argentina (1.5%)

Siderca SA A shares (Steel)                                    4,000  $   11,522
Siderca 1 vote  (Steel)                                      100,000     182,534
                                                                        --------

                                                                         194,056
                                                                        --------

Austria (1.7%)
Voest Alpine Eisenbabasysteme AG                             2,000       227,015

Canada (6.2%)
Agrium Inc. (Chemicals)*                                     4,875        66,578
Alcan Aluminum Ltd (Metals)                                  4,900       164,763
Canadian Imperial Bank of Commerce (Banking/Financial       12,000       529,779
Dundee Bancorp Inc (Banking/Financial Services)*             3,000        55,322
Westaim Corp (Industrial/Manufacturing)*                     4,867        14,396
                                                                       ---------

                                                                         830,838
                                                                       ---------

Denmark (1.5%)
GN Store Nord (Communications)                                2,000      195,344

France (1.2%)
Bouygeues (Construction)                                      1,538      159,477

Germany (2.8%)
Munchener Ruckvers Part Pd Regd (Insurance)                     150      374,805

Hong Kong (3.0%)
Cons Elec Pwr Asia Spon ADR 144A (Utility)                    3,100    $  72,757

Henderson Land Development (Construction)                    10,000      100,847
HSBC Holdings ORD (Banking/Financial Services)               10,800      231,094
                                                                       ---------

                                                                         404,698
                                                                       ---------

Italy (2.0%)
Telecom Italia SPA (Communications)                          100,000     259,745

Japan (12.4%)
DDI Corporation (Communications)                                  10      66,143
Hitachi Ltd (Electronics/Computers)                           20,000     186,512
Makino Milling Machine (Industrial/Manufacturing)             20,000     127,623
Matsushita Electric Ind (Electronics/Computers)               11,000     179,518
Murata Mfg (Industrial/Manufacturing)                            700      23,271
Nissan Motor Co (Automotive)                                  28,000     162,473
Nomura Securities Co Ltd (Banking/Financial Services)          8,000     120,197
Oki Electric Ind (Electronics/Computers)                      25,000     137,726
Rohm Co (Electronics/Computers)                                2,000     131,249
Secom Co (other)                                               3,000     181,591
Seven-Eleven Japan (Merchandising)                               840      49,177
Sumitomo Electric (Industrial/Manufacturing)                  20,000     279,769
                                                                       ---------
                                                                       ---------

                                                                       1,645,249
                                                                       ---------

Malaysia (.9%)
Commerce Asset Holdings
    Berhad (Banking/Financial Services)                       16,000     120,372



Netherlands (4.9%)

ING Groep NV (Banking/Financial Services)                      5,000     179,909
Internatio-Muller (Conglomerate)                              17,000     426,807
Int'l Nedland GP NV WTS
     3/15/0 (Banking/Financial Services)*                      6,111      43,836
                                                                  --------------

                                                                         650,552
                                                                  --------------

Singapore (1.5%)
Keppel Corp (Transportation)                                  15,000     116,844
Singapore Land (Other)                                        15,000      83,077
                                                                  --------------

                                                                         199,921
                                                                  --------------

South Africa (1.7%)

Liblife Strategic Investments (Insurance)                     75,000     224,431
Switzerland (3.3%)
Baloise Holdings Regd (Insurance)                                100     200,971
Novartis AG Regd (Healthcare/Pharmaceuticals)*                   213     243,951
                                                                  --------------

                                                                         444,922
                                                                  --------------

Thailand (.1%)
Dhana Siam Finance Fgn Regd PCL (Banking/Financial Services)     8,000    19,028

United Kingdom (3.9%)
British Airways Ord (Transportation)                            15,000   155,849
National Power Ord (Utility)                                    20,000   167,199
Powergen Ord (Utility)                                          20,000   195,979
                                                                  --------------

                                                                         519,027
                                                                  --------------


United States (54.5%)


Aetna Inc (Banking/Financial Services)                           5,000   400,000
Allegiance Corp (Healthcare/Pharmaceuticals)                     5,000   138,125
America West Airlines INC CL B (Transportation)*                 5,000    79,375
American Buildings Company (Construction)*                       5,000   119,375
AT&T Corp (Communications)                                       5,000   217,500
Bankamerica Corp (Banking/Financial Services)                    3,900   389,025
Belco Oil & Gas Corp (Chemicals)*                                5,000   136,875
Ben Franklin Retail Stores Inc (Merchandising)*                      9         2
Bindley Western Inds (Healthcare/Pharmaceuticals)               10,000   193,750
Butler Manufacturing Co (Construction)                           5,000   202,500
Cabletron Systems Inc (Industrial/Manufacturing)*                4,000   133,000
Centura Banks Inc (Banking/Financial Services)                   5,000   223,125
Cia Anonima Tel De Ven Spn ADR (Communications)*                 3,000    84,375
Computer Assoc Intl Inc (Electronics/Computers)                  2,000    99,500
Conseco Inc (Banking/Financial Services)                         2,500   159,375
Cox Radio Inc CL A (Communication)*                              2,000    35,000
DSP Communication Inc (Communications)*                          6,000   116,250

                              YAMAICHI GLOBAL FUND
                      (A Portfolio of Yamaichi Funds, Inc.)

                            PORTFOLIO OF INVESTMENTS


Federal Express Corp (Transportation)*                          5,000    222,500
Ford Motor Co. (Automotive)                                     2,500     79,688
Fresenius Natl Medical Care PF                                  2,500        325
(Healthcare/Pharmaceuticals)*
Geotek Ind Inc (Communications)*                               22,500    160,313
GT Global Eastern Europe FD BEN
    (Banking/Financial Services)                               15,000    193,125
GTE Corp (Communications)                                       4,000    182,000
International Business Machine (Electronics/Computers)          2,000    302,000
Lehman Brothers Hldgs Inc (Banking/Financial Services)          5,000    156,875
Lockheed Martin Corp (Electronics/Computers)                    2,000    183,000
Lucent Technologies Inc (Electronics/Computers)                 4,000    185,000
Mercantile Bancorporation (Banking/Financial Services)          5,000    256,875
North Amern Mtg Co (Banking/Financial Services)                 5,000     98,750
Nynex Corp (Communications)                                     3,800    182,875
Pepsico Inc (Beverages)                                         2,500     73,125
Philip Morris Cos Inc (Merchandising)                           2,000    225,250

                              YAMAICHI GLOBAL FUND
                     (A Portfolio of Yamaichi Funds, Inc.)

                            PORTFOLIO OF INVESTMENTS


Philips NV ADR (Industrial/Manufacturing)                      7,500     300,000
Pixtech Inc (Electronics/Computers)*                          15,000      58,125
Schroder Asian Growth Fund Inc (Healthcare/Pharmaceuticals)   10,000     118,750
Sierra Health Services (Healthcare/Pharmaceuticals)*          15,000     369,375
Sun Microsystems Inc (Electronics/Computers)*                 10,000     256,875
Tandem Computers Inc (Electronics/Computers)*                 10,000     137,500
Telephone & Data Systems Inc (Communications)                  5,000     181,250
Teradyne Inc (Electronics/Computer)*                           5,000     121,875
TTI Team Telecom (Electronics/Computers)                      10,000      62,500
US Robotics (Industrial/Manufacturing)*                        4,000     288,000
Versatility Inc (Electronics/Computers)*                         700      10,500
Vishay Intertechnology (Industrial/Manufacturing)*             5,000     116,874

                                                                  --------------

                                                                       7,250,477


                                                                  --------------


      Total Investments (cost $11,388,518) (103.1%)                  $13,719,957

                                                                  --------------

                              YAMAICHI GLOBAL FUND
                      (A Portfolio of Yamaichi Funds, Inc.)

                            PORTFOLIO OF INVESTMENTS

                                                                 --------------


      Other assets and liabilities (-3.1%)                             (418,541)
                                                                 --------------


      Net assets                                                    $13,301,416

                                                                 --------------

      *Non income-producing security

                              YAMAICHI GLOBAL FUND
                      (A Portfolio of Yamaichi Funds, Inc.)

                       STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 1996



ASSETS

Investments at value (cost $11,388,518, Note 2A)            $  13,719,957
Foreign currencies                                                  1,045
Cash                                                               67,000
Dividends receivable                                               29,824
Receivable for securities sold                                    226,957
Receivable for taxes withheld                                       5,977
                                                                ---------

                 Total assets                                  14,050,760


LIABILITIES

Payable for investments purchased                                  99,890
Dividends payable                                                 258,443
Due to custodian                                                  226,957
Custodian fee payable                                              60,000
Professional fees payable                                          50,496
Payable for Directors' fees (Note 3B)                              10,197
Investment Advisory fee payable (Note 3A)                          12,392
Accrued expenses and other payables                                 4,278
Transfer Agent fee payable                                          9,776
Printing expenses payable                                          16,915
                                                               ----------

                 Total liabilities                                749,344

Net assets for 1,482,822 shares outstanding (Note 5)           13,301,416
                                                               ----------

Net assets consist of:
     Net investment loss                                                -
     Accumulated net realized gain on investments and
           foreign currency transactions (Note 2B)                771,329
     Unrealized appreciation of investments, foreign
           currency holdings, and other net assets (Note 2A)    2,336,699
     Par value (Note 5)                                            14,828
     Paid-in capital in excess of par value (Notes 1 and 5)    10,178,560
                                                               ----------

                     Total net assets at value                $13,301,416
                                                               ----------

Net asset value and redemption price per share ($13,301,416 / 1,482,822 shares)= $ 8.97

Maximum offering price per share ((100 / 95.25) x 8.97))= $9.42




     The accompanying notes are an integral part of the financial statements.

                              YAMAICHI GLOBAL FUND
                      (A Portfolio of Yamaichi Funds, Inc.)

                             STATEMENT OF OPERATIONS

                      for the year ended December 31, 1996



Income (Note 2D):
     Dividends (net of foreign withholding taxes of $38,371)   $     356,494
     Interest                                                          2,972
                                                               - -----------

                 Total investment income                             359,466

Expenses:
     Investment Advisory fees (Note 3A)                       $          160,502
     Custodian expense                                                    78,321
     Professional fees                                                    45,124
     Transfer Agent expense                                               41,614
     Directors' fees (Note 3B)                                            27,073
     Other expenses                                                       11,716
     Printing and postage expenses                                         8,023
     Insurance expense                                                     8,290
                                                                 --------------

                 Total expenses                                          380,663
                                                                - --------------

Net investment income (loss)                                             -21,197



     The accompanying notes are an integral part of the finanical statements.

                              YAMAICHI GLOBAL FUND
                     (A Portfolio of Yamaichi Funds, Inc.)


Realized and unrealized gain (loss) on investments and
foreign currencies:
     Net realized gain (loss) on investments sold                  2,138,889
     Net realized gain (loss) on foreign currency transactions          -359
                                                                   ---------

Net realized gain (loss) on investments and foreign currency       2,138,530
transactions

     Change in unrealized appreciation (depreciation) of            -621,369
     investments
     Change in unrealized appreciation (depreciation) of
     foreign currencies and
             other net assets                                          4,731
                                                                   ---------

Net unrealized appreciation (depreciation) of investments,
foreign
         currency holdings and other assets                         -616,638
                                                                  ----------

Net realized and unrealized gain (loss) on investments,
foreign currency
         and other net assets                                      1,521,892
                                                                  ----------

Net increase (decrease) in net assets resulting from             $ 1,500,695
operations
                                                                  ----------



     The accompanying notes are an integral part of the finanical statements.

                              YAMAICHI GLOBAL FUND
                      (A Portfolio of Yamaichi Funds, Inc.)

                       STATEMENT OF CHANGES IN NET ASSETS

                 for the years ended December 31, 1996 and 1995



                                                                 Year Ended
                                                                 December 31,
                                                        1996             1995
                                                    ------------      ----------

Net investment income (loss)                        $    -2,197      $   -28,466

Net realized gain (loss) on
investments and foreign
currency transactions                                 2,138,530          756,905

Change in net unrealized
appreciation (depreciation) of
investments,foreign currency
holdings and other net assets                          -616,638        2,639,606
                                                    ------------      ----------

Net increase (decrease) in net assets
resulting from operations                             1,500,695        3,368,045

Distributions to shareholders from:
     Net investment income                              -               -

     Funds in excess of net investment income           -               -

Net realized gains on investments                    -1,861,747       -1,177,252




     The accompanying notes are an integral part of the finanical statements.

                              YAMAICHI GLOBAL FUND
                     (A Portfolio of Yamaichi Funds, Inc.)


Net increase (decrease) in net assets from Fund share
transactions                                           -6,514,073       -84,810
                                                        ---------   -----------

Net increase (decrease) in net assets                  -6,875,125     1,346,983

Net assets:
     Beginning of period                               20,176,541    18,829,558
                                                       ---------   -----------

     End of period                                   $ 13,301,416  $ 20,176,541
                                                       ---------   -----------



     The accompanying notes are an integral part of the finanical statements.

                              YAMAICHI GLOBAL FUND
                     (A Portfolio of Yamaichi Funds, Inc.)

                              FINANCIAL HIGHLIGHTS






                                              Year     Year      Year     Year    Year     Year     Year     Year    Period
                                              Ended    Ended     Ended    Ended   Ended    Ended    Ended    Ended    Ended

                                            12/31/96 12/31/95 12/31/94 12/31/93 12/31/92 12/31/91 12/31/90 12/31/89 12/31/88
Per Share Operating Performance:
Net asset value, beginning of period.........  $9.32    $8.37    $9.33    $7.35   $7.93    $7.53    $9.95    $9.76    $9.95
                                               -----    -----    -----    -----   ------   ------   ------   ------   -----
Net investment income (loss).................  (0.01)   (0.01)   (0.05)    0.04    0.06     0.04     0.08#    0.11     0.10
Net realized gain (loss) on investments
        and foreign currency.................   0.92     1.51    (0.56)    2.42   (0.24)    1.00    (2.01)    1.33    (0.21)
                                               ------   ------   ------   -----  -------    ----    ------    ----    ------
Total from investment operations.............   0.91     1.50    (0.61)    2.46   (0.18)    1.04    (1.93)    1.44    (0.11)

Distributions to shareholders from:
  Capital....................................  (1.26)   ------   ------   ------  (0.34)   (0.60)   (0.32)   ------   ------
  Net Investment Income......................  ------   ------   ------   (0.04)  (0.06)   (0.04)   (0.17)   ------   (0.08)
  Funds in excess of Net Investment Income...  ------   ------   ------   (0.02)  ------   ------   ------   ------   ------
  Net realized gain on investments...........  ------   (0.55)   (0.35)   (0.42)  ------   ------   -----    (1.25)   ------

Net asset value:
End of Period................................  $8.97    $9.32    $8.37    $9.33   $7.35    $7.93    $7.53    $9.95    $9.76

                                             -------------------------------------------------------------------------------
Total Return@................................  22.96%   17.99%   (6.52%)  33.62%  (2.28%)  14.22%  (19.39%)  15.45%  (1.11%)
                                             -------------------------------------------------------------------------------
Ratio of management fee to average net assets.  1.00% .  1.00%    1.00%   1.00%   1.00%    1.00%    1.00%    1.00%   1.00%*
Ratio of expenses to average net
   assets before reduction....................   -- % .   -- %    2.10%    --      --       --       --       --      --
Ratio of expenses to average net assets.......  2.37% .  1.93%    2.04%   1.75%   1.78%    1.94%    1.58%    1.73%   1.92%*
Ratio of net investment income to
   average net assets......................... (0.13%). (0.14%)  (0.37%)  0.35%   0.77%    0.48%    0.98%    0.64%    1.86%
Portfolio turnover rate....................... 65.07% . 73.99%   70.13%  75.50%  58.20%   47.40%   99.20%  136.00%   68.70%
Shares outstanding at end
   of period (000 omitted)....................  1,483 .  2,164    2,249   3,608   6,975    7,397    8,696    5,535    10,630
Average Commission Rate Paid Per Share         .001608


 *Annualized
@Represents the  aggregate  total return for the period  indicated  and does not reflect any applicable sales charges.
See accompanying notes
#Net investment income has been calculated based on the average share method
** For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.
                     The accompanying notes are an integral part of the financial statements.

           YAMAICHI GLOBAL FUND (A Portfolio of Yamaichi Funds, Inc.)

                          NOTES TO FINANCIAL STATEMENTS




         1.       Organization and Business:
Yamaichi Funds, Inc. (the "Company") is an investment company registered under the Investment Company Act of 1940, as amended. It is organized as a Maryland corporation and is an open-end, diversified, management company. The Yamaichi Global Fund portfolio (the "Fund") is currently the only portfolio of the Company. On June 6, 1988, the initial 10,100 shares of the Fund were purchased by Yamaichi International (America), Inc. ("YIA"), the Fund's Distributor. On June 10, 1988, operations of the Fund commenced. The Funds custodian is Brown Brothers Harriman & Co. The transfer agent is Shareholder Services Inc. The Fund's Financial Statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. Actual results may vary from these estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

     2. Significant Accounting Policies:

     A. Portfolio Valuation Portfolio securities listed on a securities exchange or on the NASDAQ National Market System ("NASDAQ") are valued by using the last reported sale price, or, if no sales are reported, the average of the last reported bid and asked prices. Securities not listed on a securities exchange or NASDAQ are at the average of the quoted bid and asked prices in the over-the-counter market. If an extraordinary event which is likely to affect the value of a security occurs after the close of an exchange or system on which a portfolio security is traded, such security will be valued at its fair value as determined in good faith by the Investment Manager under procedures established by, and under the general supervision of, the Fund's Board of Directors. Obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets, including any restricted securities, will be valued at their fair value as determined in good faith by the Board of Directors.

     B. Forward Foreign Currency Exchange Contracts

     From time to time the Fund may enter into forward foreign currency exchange contracts to hedge certain assets denominated in foreign currencies. Contracts are valued at the forward rate and are marked-to-market daily. The change in the market value is recorded by the Fund as an unrealized gain or loss. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

     C. Foreign Currency Transactions

     Transactions denominated in foreign currencies are recorded in the Fund's records at the current U.S. dollar exchange rate. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. Since the net assets of the Fund are presented at the exchange rate and market values at the

                                                     Continued

                              YAMAICHI GLOBAL FUND
                     (A Portfolio of Yamaichi Funds, Inc.)

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED


close of the period, it is not practical to isolate the portion of the Fund's unrealized gains or losses arising as a result of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

     D. Securities Transactions and Investment Income

     Security transactions are recorded on a trade-date basis. Dividend income is recorded on an ex-dividend date. Interest income is recorded on an accruals basis. Realized gains or losses on sales of investments are determined on the identified cost basis for accounting and tax purposes. Dividend and interest income are recorded net of foreign taxes withheld where recovery of such taxes is not assured.

     E. Federal Taxes

     It is the Fund's policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its income to its shareholders. Therefore, no federal income tax provision is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, the Fund will not be subject to a Federal excise tax. Income distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. For Federal income tax purposes the cost of investments is $11,388,518. At December 31, 1996 net unrealized appreciation of investments was $2,336,699. This consists of aggregate gross unrealized depreciation and appreciation of $(536,649) and $2,873,348, respectively.

     F. Repurchase Agreements

     The Fund may enter into repurchase agreement transactions. Under each repurchase agreement, the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Yamaichi Capital Management, Inc. (YCM), the Fund's investment adviser, acting under the supervision of the Board of Directors, reviews the creditworthiness and value of the collateral of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

     G. Distributions

     Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

     3. Fees and Related Party Transactions:

     A. Investment Advisory Fees Under an agreement between the Fund and YCM (the "Management Contract") YCM reviews and establishes investment policies for the Fund, and pays all salaries, fees and expenses of officers and directors of
 (Continued)

                              YAMAICHI GLOBAL FUND
                      (A Portfolio of Yamaichi Funds, Inc.)

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED


the Fund who are affiliated with YCM or its affiliates. In addition to reviewing and establishing investment policies for the Fund, YCM provides executive and other personnel for management of the Fund and provides investment advice and portfolio management services. For such services, YCM receives a monthly fee at the annual rate of 1.0% of the average daily net assets of the Fund. YCM's compensation with respect to the Fund is subject to reduction to the extent that in any year the expenses of the Fund (generally excluding brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses) exceed the statutory limits of any jurisdiction in which shares of the Fund are qualified for offer and sale. The most restrictive of such limitations as of the date of these financial statements are those established pursuant to the California Corporate Securities Laws of 1968, as amended which limits expenses to: 2% of the first $30 million of average net assets, 1 1/2% of the next $70 million of average net assets and 1% of the remaining average net assets of the Fund for any fiscal year. However, the Fund has obtained a waiver of such limitation with respect to the components of its custodial, legal, auditing and investment management expenses which reflect the higher costs of investing in foreign markets.

     B. Directors' Fees Directors, other than those affiliated with YCM or its affiliates, receive an annual fee of $5,000 plus $500 for each meeting of the Board of Directors attended as well as reimbursement for travel and out of pocket costs.

     C. Brokerage Commission During the year ended December 31, 1996, the Fund did not engage in any brokerage transactions with YIA and Yamaichi Securities Co., Ltd.

     4. Purchases and Sales of Securities: During the year, purchases of securities, other than securities subject to repurchase transactions, short-term interest bearing securities held to maturity and U.S. Government Obligations, amounted to $10,806,819. Sales of such securities during the year amounted to $18,874,742.

     5. Share Capital: The Fund has 50,000,000 authorized shares of common stock, par value $.01 share, which may, without shareholder approval, be increased and divided into an unlimited number of portfolios of such shares. Share capital transactions during the years ended December 31, 1996 and December 31, 1995 as follows:

                                  December 31, 1996            December 31, 1995
                                  -----------------            -----------------

                           SHARES          AMOUNT        SHARES         AMOUNT

Sold                            251     $     2,411        468     $     4,094
Distributions Reinvested      9,341          82,852     31,355         289,089
Reacquired                 (690,828)     (6,599,335)  (116,835)     (1,136,993)
                                                      ---------     -----------
Net Decrease or Increase   (681,236)    $(6,514,072)   (85,012)     $ (843,810)







                                Continued

     At  December  31,  1996,   there  were  4  significant   shareholders   who
individually owned more than 5% of the shares outstanding. The aggregate total value of shares held by such investors amounted to $12,605,077.

                              YAMAICHI GLOBAL FUND
                      (A Portfolio of Yamaichi Funds, Inc.)

                            PORTFOLIO OF INVESTMENTS







                                                        % of
      Industry Diversification (unaudited)              Net
                                                        Assets

    Automotive                                             1.8      %
    Banking/Financial Services                            23.9      %
    Beverages                                              0.5      %
    Chemicals                                              1.5      %
    Communications                                        12.6      %
    Conglomerate                                           3.2      %
    Construction                                           4.4      %
    Electronics/Computers                                 15.4      %
    Healthcare/Pharmaceuticals                             8.0      %
    Industrial/Manufacturing                              11.4      %
    Insurance                                              6.0      %
    Merchandising                                          2.1      %
    Metals                                                 1.2      %
    Other                                                  2.0      %
    Steel                                                  1.5      %
    Transportation                                         4.3      %
    Utility                                                3.3      %
    Other net assets                                      (3.1)     %
                                                         100.00

                              YAMAICHI GLOBAL FUND
                     (A Portfolio of Yamaichi Funds, Inc.)

                              FINANCIAL STATEMENTS

                      FOR THE YEAR ENDED DECEMBER 31, 1996

COOPERS                                      Coopers & Lybrand LLP
& LYBRAND                                    a Professional Services Firm


                        REPORT OF INDEPENDENT ACCOUNTANTS


To The Shareholders and Board of Directors of Yamaichi Global Fund, a portfolio of Yamaichi Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Yamaichi Global Fund, a portfolio of Yamaichi Funds, Inc., including the portfolio of investments as of December 31, 1996 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the eight years in the period then ended and for the period from June 10, 1988 (commencement of operations) through December 31, 1988. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits. We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant test estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Yamaichi Global Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the eight years in the period then ended and for the period from June 10, 1988 (commencement of operations) through December 31, 1988, in conformity with generally accepted accounting principles.

                                                       /s/Coopers & Lybrand LLP

Boston, Massachusetts